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                              DELCATH SYSTEMS, INC.

                             2000 STOCK OPTION PLAN

1.        Purpose of Plan

          The purpose of this 2000 Stock Option Plan (the "Plan") is to further the growth and development of Delcath Systems, Inc. (the "Company") and any direct and indirect subsidiaries thereof (collectively, "Subsidiaries", and each, singly, a "Subsidiary") by encouraging selected employees, directors and other persons who contribute and are expected to contribute materially to the Company's success to obtain a proprietary interest in the Company through the ownership of stock, thereby providing such persons with an added incentive to promote the best interests of the Company and affording the Company a means of attracting to its service persons of outstanding ability.

2.        Stock Subject to the Plan

          An aggregate of 300,000 shares (post-split) of the Company's Common Stock, $.01 par value ("Common Stock"), subject, however, to adjustment or change pursuant to paragraph 12 hereof, shall be reserved for issuance upon the exercise of incentive stock options ("Incentive Stock Options") within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") and nonqualified stock options ("Nonqualified Stock Options") (hereinafter collectively referred to as "Options") which may be granted from time to time in accordance with the Plan. Such shares may be, in whole or in part, as the Stock Option Committee (the "Committee") shall from time to time determine, authorized but unissued shares or issued shares which have been reacquired by the Company. If, for any reason, an Option shall lapse, expire or terminate without having been exercised in full, the unpurchased shares covered thereby shall again be available for purposes of the Plan. Notwithstanding anything in the Plan to the contrary, (i) during the term of the Plan, the maximum aggregate number of shares of Common Stock that shall be subject to options granted under the Plan to any single employee during any calendar year shall be 350,000 shares and (ii) the total amount of shares subject to issued and outstanding options shall not exceed 10% of the shares outstanding during the pendency of the Company's initial public offering.

3.        Administration

          (a) The Board of Directors shall appoint the Committee from among its members. Such Committee shall be composed of two or more Directors who shall be "disinterested persons" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Such Committee shall have and may exercise any and all of the powers relating to the administration of the Plan and the grant of Options thereunder as are set forth in subparagraph 3(b) hereof. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, or to discharge such Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and at such places as it shall deem advisable. A majority of such Committee shall constitute a quorum, and such majority shall determine its action. Any action may be taken without a meeting by written consent of all the members of the Committee. The Committee shall keep minutes of its proceedings and shall report the same to the Board of Directors at the meeting next succeeding.
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          (b) The Committee shall administer the Plan and, subject to the provisions of the Plan, shall have sole authority in its discretion to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares to be subject to each such Option. In making such determinations, the Committee may take into account the nature of the services rendered by such persons, their present and potential contributions to the Company's success and such other factors as the Committee in its sole discretion may deem relevant. Subject to the express provisions of the Plan, the Committee shall also have the authority to interpret the Plan, to prescribe, amend and-rescind rules and regulations relating thereto, to determine the terms and provisions of the respective Option Agreements, which shall be substantially in the form attached hereto as Exhibit A, and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be conclusive and not subject to review.

4.        Eligibility for Receipt of Options

          Options hereunder may be granted to any employees, directors, consultants, agents, independent contractors and other persons whom the Committee determines will contribute to the Company's success, provided that non-employees shall only be eligible to receive grants of Nonqualified Stock Options.

          The aggregate Fair Market Value (as defined in paragraph 5 of the Plan), determined as of the time the Option is granted, of the shares of the Company's Common Stock purchasable thereunder exercisable for the first time by an employee during any calendar year may not exceed $100,000.

          Incentive Stock Options may not be granted to any person who, at the time the Incentive Stock Option is granted, owns (or is considered as owning within the meaning of Section 425 (d) of the Code) stock possessing more than 10% of the total combined voting powers of all classes of stock of the Company or any Subsidiary (a "10% Owner"), unless at the time the Incentive Stock Option is granted to a 10% Owner, the option price is at least 110% of the fair market value of the Common Stock subject thereto and such Incentive Stock Option by its terms is not exercisable subsequent to five years from the date of grant.

          Nothing herein contained shall prohibit the Company from granting Options hereunder to any holder of any other incentive or non-incentive stock options of the Company, if any, provided the prospective recipient of Options hereunder is otherwise eligible to receive such Options pursuant to the terms of this Plan, and each type of option is clearly designated.

5.       Option Price

         The purchase price of the shares of Common Stock subject to an Option shall be determined by the Committee but shall be no less than 100% of the fair market value of a share of such Stock on the date such Option is granted;

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provided, however, that (i) an Incentive Stock Option shall not be granted to any individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company or parent of the Company, unless the option price per share is not less than 110% of the fair market value of a share of Common Stock on the date of grant, and (ii) in no event, based upon the facts known at the time of the grant, may a purchase price be established hereunder that would result in the disallowance of the Company's expense deduction pursuant to Section 162(m) of the Code.

          In determining the fair market value of the Common Stock as of a specified date (the "Fair Market Value"), the Committee shall consider, if the Common Stock is: (a) publicly traded and listed on the New York Stock Exchange or another national securities exchange, the closing price of the Common Stock on the business day immediately preceding the date as of which the Fair Market Value is being determined, or on the next preceding date on which such Common Stock is traded if no Common Stock was traded on such immediately preceding business day, or, if the Common Stock is not so listed on a national securities exchange, but publicly traded, the representative closing bid price in the over-the- counter market as reported by NASDAQ or as quoted by the National Quotation Bureau or a recognized dealer in the Common Stock, on the date immediately preceding the date as of which the Fair Market Value is being determined, or on the next preceding date on which such Common Stock is traded if no Common Stock was traded on such immediately preceding business day; or (b) not publicly traded, the fair market value as determined by the Committee in good faith based on such factors as it shall deem appropriate. The Committee may also consider such other factors as it shall deem appropriate.

          For purposes of the Plan, the date of grant of an Option shall be the date on which the Committee shall by resolution duly authorize such Option.

6.        Term of Options

          The term of each Option shall be such number of years as the Committee shall determine, subject to earlier termination as herein provided for employee holders, and subject to the limitations set forth in paragraph 4 of this Plan with respect to grants to 10% owners, and for non-employee holders upon or following the occurrence of such events, all as the Committee may determine at the time of grant of an Option, which events may include, without limitation, the termination or cessation of the holder's performance of services to the Company or any subsidiary or the holder's death or disability. In no event shall any Option be for a term of more than ten years from the date of grant. Notwithstanding the foregoing, the term of options intended to qualify as Incentive Stock Options shall not exceed five (5) years from the date of granting thereof if such option is granted to any employee who at the time such option is granted owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company. No Option may be exercised following termination thereof.

7.        Exercise of Options

          (a) (i) Vesting. No Option granted under the Plan shall be exercisable until such date or dates (inclusive of the date of grant and thereafter) as shall be determined by the Committee, but in no event until at least six months from the date of grant, with each Option to be so exercisable to the extent determined by the Committee.

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                  (ii) Minimum Exercise. An Option may not be exercised for
fewer than ten shares at any one time (or the remaining shares then purchasable if less than ten) and may not be exercised for fractional shares of the Company's Common Stock.

         (b) Except as provided in paragraphs 9, 10 and 11 hereof, no Option shall be exercisable unless the holder thereof shall have been an employee of the Company and/or a Subsidiary continuously from the date of grant to the date of exercise.

         (c) (i) The exercise of an Option shall be contingent upon receipt by the Company from the holder of such Option of:

                           (1) cash, or a check to the order of the Company, for
the full purchase price of the Option shares;

                           (2) a written representation that at the time of such
exercise it is the optionee's then present intention to acquire the Option shares for investment and not with a view to the distribution or resale thereof (unless a Registration Statement covering the shares purchasable upon exercise of the Options shall have been declared effective by the Securities and Exchange Commission, the Company being under no obligation to file such registration statement or process it to effectiveness);

                           (3) a written acknowledgement by the Optionholder, in
such form as may be determined by the Committee, that an investment in the Common Stock of the Company involves a high degree of risk, that the Optionholder has received a copy of the Company's financial statements for the most recently ended fiscal year for which such statement is available (which shall be provided annually by the Company to each Optionholder), and that the Optionholder has had the opportunity to ask questions of management concerning the Company prior to the exercise of the Option (the Company to provide such information as the Optionholder may reasonably request};

                           (4) such Stockholders' Agreement as the Company may
require at the time of exercise of such Option (the "Stockholders' Agreement"), executed and delivered by the holder, the form of which the Company reserves the right to change at any time and from time to time, and which, among other things, may restrict the sale of the Option shares and other shares of capital stock of the Company subsequently acquired by the holder. Specifically, these restrictions may include, without limitation, that Venkol Ventures, L.P. and Venkol Ventures, Ltd. have a right of first refusal to purchase any or all shares of the Company's capital stock owned by the holder following a bona fide offer therefore by a third party. Additionally, in the event the two Venkol entities shall agree to sell all of their holdings in the Company to a third party, such Venkol entities may cause the holder to sell all shares of capital stock of the Company then owned by such holder to the third party. Further, the Stockholders' Agreement may provide that to the extent requested by the managing underwriter in the event of and in respect of an underwritten offering of securities of the Company, the holder will agree to refrain from selling or offering to sell any securities of the Company for such reasonable period of time after the effective date of the registration statement relating to the underwritten offering as the holders of at least seventy-five percent (75%) of the outstanding shares of the Company's Class A Preferred Stock will have agreed to refrain from selling or offering to sell their Class A Preferred Stock and/or Common Stock in the Company issuable upon conversion thereof (the "Underwriter's Lockup"); and


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                           (5) in the event such holder is an employee of the
Company or a Subsidiary, such Escrow Agreement, Pledge Agreement or other agreement as the Company may require (the "Deposit Agreement"), pursuant to which such holder shall deposit, upon such exercise by the holder, with the Company or such third party as may be designated by the Company therefore, the Option shares acquired pursuant to the exercise of such Option, together with stock powers executed in blank by such holder with respect to such Option shares as may be determined by the Company, all so as to facilitate the enforcement of the Underwriter's Lockup described above, the other provisions of the Stockholders' Agreement, and/or the repurchase by the Company of the Option shares described in Paragraph 14 below, and which Deposit Agreement shall
 .remain in effect until the termination, if at all, of the Stockholders' Agreement (at which time. the Option Shares and related stock powers would be returned).

                  (ii) No shares shall be issued until full payment therefore has been made.

                  (iii) In the event the representation described in Paragraph 7(c)(i)(2) above is required and made and/or the holder executes and delivers the Stockholders' Agreement, the Committee may cause each certificate evidencing the purchased Common Stock to be endorsed with one or more legends setting forth the restrictions on transfer or otherwise of such Common Stock.

          (d) The holder of an Option shall have none of the rights of a stockholder with respect to the shares purchasable upon exercise of the Option until a certificate for such shares shall have been issued to the holder upon due exercise of the Option.

          (e) The proceeds received by the Company upon exercise of an Option shall be added to the Company's working capital and be available for general corporate purposes.

8.        Non-Transferability of Options

          No Option granted pursuant to the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of the holder only by such holder.

9.        Termination of Employment of Holder of Option

          In the event the employment with the Company or a Subsidiary of the holder of an Option shall be terminated for any reason other than by reason of death, disability within the meaning of Section 22(e)(3) of the Code, or retirement at or after age 65, such holder's Option shall immediately terminate, lapse and expire. Absence on leave approved by the employer corporation or entity shall not be considered an interruption of employment for any purpose under the Plan.

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          Nothing in the Plan or in any Option Agreement granted hereunder shall confer upon any Optionholder any right to commence or continue in the employ of the Company or any Subsidiary or obligate the Company or any Subsidiary to commence or continue the employment of any Optionholder or interfere in any way with the right of the Company or any such Subsidiary to terminate such Optionholder's employment, if any, at any time.

10.       Retirement or Disability of Holder of Option

          If the employment with the Company or a Subsidiary of the holder of an Option shall be terminated by reason of such holder's disability within the meaning of Section 22(e) (3) of the Code, or retirement at or after age 65, such holder (or such holder's legal representative, on such holder's behalf, if applicable) may, within six months from the date of such termination, exercise such Option, but only to the extent such Option was exercisable by such holder at the date of such termination. Notwithstanding the foregoing, no Option may be exercised subsequent to the date of its expiration.

11.       Death of Holder of Option

          If the holder of any Option shall die while in the employ of the Company or a Subsidiary (or within six months following termination of employment due to disability within the meaning of Section 22(e) (3) of the Code, or retirement at or after age 65), the Option theretofore granted to such person may be exercised, but only to the extent such Option was exercisable by such holder at the date of death (or the date of termination of employment due to disability or retirement at or after age 65) by the legatee or legatees of such person under such person's Last Will, or by such person's personal representative or distributees, within six months from the date of death but in no event subsequent to the expiration date of the Option.

12.       Adjustments Upon Changes in Capitalization

          If at any time after the date of grant of an Option, the Company shall by stock dividend, split-up, combination, reclassification or exchange, or through merger or consolidation or otherwise, change its shares of Common Stock into a different number or kind or class of shares or other securities or property, then the number of shares covered by such Option and the price per share thereof shall be proportionately adjusted for any such change by the Committee, whose determination thereon shall be conclusive. In the event that a fraction of a share results from the foregoing adjustment, said fraction shall be eliminated and the price per share of the remaining shares subject to the Option adjusted accordingly.

13.       Vesting of Rights Under Options

          Neither anything contained in the Plan nor in any resolution adopted or to be adopted by the Committee or the stockholders of the Company shall constitute the vesting of any rights under any Option. The vesting of such rights shall take place only when a written Option Agreement, substantially in the form of the Stock Option Agreement attached hereto as Exhibit A shall be duly executed and delivered by and on behalf of the Company and the person to whom the Option shall be granted.


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14.       Repurchase of Option Shares by the Company

          In the event Option shares are purchased by any individual who is an employee of the Company or a Subsidiary pursuant to any Option granted under the Plan, and such individual's employment shall terminate for any reason whatsoever (including, without limitation, by reason of death, disability or retirement), and the Company's Common Stock is not then listed on a national securities exchange or traded on NASDAQ, and the Company in its sole and absolute discretion elects to purchase such Option shares (the Company being under no obligation to do so), such individual shall agree to sell to the Company all Option shares acquired by such individual under this Plan for a purchase price equal to the fair market value of such Option shares as determined by the Committee based on a price that might be arrived at by a willing buyer and a willing seller, neither being under a compulsion to buy or to sell, and taking into account such factors as it shall deem appropriate, including, without limitation, the restricted nature of such Option shares, including by virtue of the provisions of the Stockholders' Agreement, the minority equity ownership position represented by the Option shares (i.e.. such Option shares would be valued at a lower price by virtue thereof than that which might otherwise be calculated in respect of the relative percentage equity ownership of the Company represented by such Option shares), and the option price established by the Committee as applicable to the then most recent incentive stock options granted by the Company (whether hereunder or otherwise within the meaning of Section 422
(b) of the Code), and such other factors as the Committee may deem appropriate. The foregoing determination hereunder by the Committee of the fair market value of the Option shares shall be conclusive and not subject to review.

15.       Termination and Amendment

          The Plan, which has been adopted by the Board of Directors on June 15, 2000 and by the stockholders of the Company on ________________, shall terminate on June 14, 2010, and no Option shall be granted under the Plan after such date. The Board of Directors may at any time prior to such date terminate the Plan or make such modifications or amendments thereto as it shall deem advisable; provided, however, that:

                  (i) no increase shall be made in the aggregate number of shares which may be issued under, the Plan;

                  (ii) no such termination, modification or amendment shall materially adversely affect the rights of a holder of an Option previously granted under the Plan;

                  (iii) no modification shall be made to the requirements of eligibility for participation in the Plan; and

                  (iv) no material increase shall be made in the benefits accruing to participants under the Plan.